Exhibit 10.1
SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE SUCH TERMS ARE NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***)

FIRST AMENDMENT TO MASTER PRODUCT PURCHASE AGREEMENT

    This First Amendment to Master Product Purchase Agreement (the “Amendment”) is entered into on February 21, 2023, and effective as of January 1, 2023 (the “Amendment Effective Date”), by and between Smart Sand, Inc., a Delaware corporation (“Smart Sand”), and EQT Production Company, a Pennsylvania corporation (“Buyer”).
Recitals
    Whereas, Smart Sand and Buyer have entered into a Master Product Purchase Agreement, effective as of August 1, 2021 (the “Agreement”);
    Whereas, Smart Sand and Buyer desire to amend the Agreement; and
    Whereas, pursuant to Section 15.1 of the Agreement, the Agreement may not be changed or amended except by a writing executed by both parties.
    Now, Therefore, in consideration of the foregoing recitals and the mutual promises set forth herein, sufficiency of which is acknowledged by the undersigned, the Buyer and Smart Sand hereby agree as follows:
1.    Amendment to the Agreement. As of the Amendment Effective Date, the Agreement shall be amended as follows:
    1.1    Section 1.1 of the Agreement shall be deleted in its entirety and restated as follows:
“1.1    Subject to the terms and conditions of this Agreement, during the Term (as defined in Section 7.1), Smart Sand agrees to sell and deliver to Buyer, and Buyer agrees to purchase and accept from Smart Sand, *** frac sand products based on the specifications (the “Specifications”) set forth in Appendix A attached hereto and incorporated by reference (each a “Product” and collectively, the “Products”), in the product mix specified in Appendix B attached hereto and incorporated by reference, and in quantities at least equal to the following minimum annual tonnage requirements (as applicable, the “Minimum Tons per Year”):

Contract Year	Minimum Tons per Year
1	****
2	***†
3	***+
4	***
5	***

*Prior to the first day of the month after which operations commence at the New Terminal (as defined in Section 2.1) (the “Increased Tonnage Commencement Date”), the Minimum Tons per Year in Contract Year 1 shall be *** tons. The Minimum Tons per Year for Contract Year 1 shall be equal to ***.

†The Minimum Tons per Year in Contract Year 2 have been prorated to reflect the five month term of such Contract Year.

+*** tons of this amount shall constitute “Flex Tons”, the purchase of which may be deferred into Contract Years 4 and 5, and such deferred Flex Tons shall not constitute a Shortfall Amount (as defined in Section 1.4(iv)) prior to the end of Contract Year 5. If, at the end of Contract Year 5, any Flex Tons remain unpurchased, such tons shall be included in the Shortfall Amount for Contract Year 5. For the avoidance of doubt, such unpurchased Flex Tons shall not constitute Deferred Tons (as defined in Section 1.4(i)).

This Agreement is non-exclusive and shall not limit either party’s right to purchase or sell frac sand from or to, as the case may be, any third party at any time.”

    1.2    Section 1.2 of the Agreement shall be deleted in its entirety and restated as follows:
“For purposes of this Agreement, prior to December 31, 2022, a “Contract Year” shall mean the period beginning on August 1 of a given year and ending at 11:59 p.m. on July 31 of the following year until December 31, 2022, after which a “Contract Year” shall mean the period beginning on January 1 of a given year and ending at 11:59 p.m. on December 31 of such year. For the avoidance of doubt, Contract Year 1 shall be August 1, 2021 through July 31, 2022, Contract Year 2 shall be a prorated year from August 1, 2022 through December 31, 2022, Contract Year 3 shall be January 1, 2023 through December 31, 2023, Contract Year 4 shall be January 1, 2024 through December 31, 2024, and Contract Year 5 shall be January 1, 2025 through December 31, 2025.
Buyer shall provide to Smart Sand a non-binding forecast for all Product requirements in each quarter at least thirty (30) days prior to the first day of the first month of the applicable quarter.”
1.3    Section 1.3 of the Agreement shall be deleted in its entirety and restated as follows:
“In no event will Smart Sand be required to provide to Buyer, in any given month during the Term, an aggregate amount of Products exceeding ***.”
1.4    Section 1.4(i) of the Agreement shall be deleted in its entirety and restated as follows:
“(i) So long as all Monthly Reservation Charges have been (and continue to be) paid in full, Buyer may defer (to no later than the end of the Term) the purchase of up to *** tons of Products (*** tons prior to the Increased Tonnage Commencement Date) through Contract Year 2 and increasing to *** tons of Products after Contract Year 2 (“Deferred Tons”), and an amount equal to the product of the number of Deferred Tons multiplied by $*** shall be applied as a credit towards the purchase of such Deferred Tons in the future (such credit, the “Deferral Balance”). If Buyer purchases less than *** in any given month (for Contract Year 2 only such amount is *** in Contract Year 2) (the “Monthly Benchmark”), then, subject to the maximum number of Deferred Tons set forth in the first sentence of this Section, the difference between the Monthly Benchmark and the tons purchased during such month shall automatically become Deferred Tons, and the Deferral Balance shall increase by an amount equal to the product of such newly designated Deferred Tons multiplied by $***. If Buyer purchases more than the Monthly Benchmark in any given month when there are Deferred Tons outstanding, then the outstanding Deferred Tons shall automatically decrease by such excess amount of Products purchased (but in no event shall the Deferred Tons be decreased to below ***), and the outstanding Deferral Balance shall be reduced by an amount equal to the product of $*** multiplied by such excess amount of Products purchased (but in no event shall the Deferral Balance be decreased to below $***).”
1.5    Section 1.4(iv) of the Agreement shall be deleted in its entirety and restated as follows:

“(iv) If Buyer purchases less than the Minimum Tons per Year in any Contract Year, as adjusted by application of Deferred Tons and, in Contract Year 3, the Flex Tons (the “Shortfall Amount”), Smart Sand shall retain (as liquidated damages and not as a penalty) the Monthly Reservation Charges paid during such Contract Year (or, in the case of the Flex Tons, paid in Contract Year 3) that have not been applied towards the Deferral Balance or the $*** payment reduction set forth in Section 2.5, and Smart Sand shall not be obligated to deliver to Buyer all or any portion of any Shortfall Amount. Buyer shall not be entitled to any refund in connection with a Shortfall Amount.”
1.6    Section 2.5 of the Agreement shall be deleted in its entirety and restated as follows:
“Commencing on August 1, 2021, and continuing on or about the first day of each month during the Term, Smart Sand will invoice Buyer for a non-refundable capacity reservation charge equal to the following amount (the “Monthly Reservation Charge”):

Date Range	Monthly Reservation Charge
8/1/2021 – 2/28/2023	$****
3/1/2023 – 12/31/2023	$***
1/1/2024 – End of Term	$***
*Monthly Reservation Charge is $*** prior to the Increased Tonnage Commencement Date
The Monthly Reservation Charge shall be paid by Buyer within *** after the date of each such invoice. The Monthly Reservation Charge shall be payable regardless of whether Buyer purchases any Products during any month during the Term. ***”
1.7    Section 2.6 of the Agreement shall be deleted in its entirety and restated as follows:
“Any failure by Buyer to pay any portion of any Monthly Reservation Charge within five (5) days following Buyer’s receipt of written notice from Smart Sand that such Monthly Reservation Charge is past due shall constitute a material breach of this Agreement, and, in addition to (and not in lieu of) any other rights and remedies that Smart Sand has hereunder, the entire balance of all unpaid Monthly Reservation Charges, as applicable, that have accrued or will accrue during the Term shall automatically and without notice become immediately due and payable; provided that upon Buyer’s payment to Smart Sand of all such Monthly Reservation Charges, such breach shall be deemed to have been cured, and such aggregate Monthly Reservation Charges shall continue to be applied as ***”
1.8    The reference in Section 4 of the Agreement to “***” shall be deleted in its entirety and replaced with “***”.
1.9    The references in Section 7.1 of the Agreement to “Contract Year 3” shall be deleted in its entirety and replaced with “Contract Year 5”.
1.10    Appendix A to the Agreement shall be deleted in its entirety and replaced with Appendix A attached hereto.
1.11    Appendix B to the Agreement shall be deleted in its entirety and replaced with Appendix B attached hereto.
1.12    Appendix C to the Agreement shall be deleted in its entirety and replaced with Appendix C attached hereto.

2.    General Provisions.
2.1    Defined Terms. Capitalized terms used and not defined herein shall have those definitions as set forth in the Agreement.
    2.2    Successors and Assigns. The terms and conditions of this Amendment shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.  Nothing in this Amendment, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Amendment, except as expressly provided in this Amendment.

2.3    Counterparts; Facsimile. This Amendment may be executed and delivered by facsimile or pdf signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
2.4    Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.
2.5    No Other Changes. Except as expressly amended by this Amendment, all of the terms of the Agreement shall remain in full force and effect.
2.6    Entire Agreement. This Amendment together with the Agreement constitutes the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior oral and written agreements and all contemporaneous oral negotiation, commitments and understandings of the parties. This Amendment may not be changed or amended except by a writing executed by both parties hereto.

In Witness Whereof, the parties hereto have executed this First Amendment to Master Product Purchase Agreement as of the date first written above.

SMART SAND, INC.

By:         /s/ John Young     (Signed 2/22/2023)
Name: John Young
Title:     COO

EQT PRODUCTION COMPANY

By:         /s/ Toby Z. Rice     (Signed 2/24/2023)
Name: Toby Z. Rice
Title:     President and Chief Executive Officer

APPENDIX A
Specifications

    As of the Effective Date of this Agreement, the standards of ISO 13503-2 and API RP 19C, excluding the standard 70/140 mesh size standards, are identical to the Specifications for the Products as set forth below. All testing for Specifications takes place in Smart Sand’s originating mine facility.

ISO 13503-2
Turbidity (NTU)	***
Kumbein Shape Factors:
Roundness	***
Sphericity	***
Clusters (%)	***
Sieve Analysis:
<0.1% of sample larger than first specified sieve size
% In Size -20+40 (If applicable)	***
% In Size -30+50 (If applicable)	***
% In Size -40+70 (If applicable)	***
% In Size -50+160 (100 mesh)	***
<1.0% in pan
Solubility in 12/3 HCL/HF for 0.5 HR @150[o]F (% Weight Loss)	***

APPENDIX B

Product Mix Parameters

The Products shall consist entirely of *** frac sand.

APPENDIX C

Product Pricing

Contract Prices are the sum of annual Base Prices and quarterly natural gas/propane fuel surcharges, as detailed below. Unless otherwise set forth herein, Base Prices include the cost of sand, rail freight (excluding rail fuel surcharges) currently assessed by Smart Sand’s rail carriers, railcars, and in the case of the New Terminal in Waynesburg, Pennsylvania only, transloading charges.

(1)    Base Prices shall be as follows (per ton):

Base Prices (on a per ton basis)†
Destination*	Product	Contract Year 1	Contract Year 2	Contract Year 3	Contract Year 4	Contract Year 5	Contract Year 6****	Contract Year 7****
Steubenville, Ohio	***	***	***	***	***	***	***	***
Waynesburg, Pennsylvania**	***	***	***	***	***	***	***	***
Fairmont, West Virginia	***	***	***	***	***	***	***	***
Williamsport, Pennsylvania	***	N/A	N/A	***	***	***	***	***
*Products may be delivered to any other location upon the mutual written agreement of Smart Sand and Buyer.
**Prior to the commencement of operations at the New Terminal in Waynesburg, Pennsylvania, all Products designated for the New Terminal shall be shipped to Steubenville, Ohio.
***Pricing to Steubenville, Ohio after Contract Year 1 will be determined by mutual agreement of the parties.
**** If Term is extended pursuant to Section 7.1.

†An amount equal to *** shall be added to the Base Price for all tonnages purchased during any Contract Year in excess of ***.

(2)    The tonnage allocation for each destination shall be as follows:

Tonnages per Contract Year*
Destination	Delivery Type (Incoterms 2010)	Contract Year 1	Contract Year 2	Contract Year 3	Contract Year 4	Contract Year 5
Steubenville, Ohio	DAP Terminal	N/A	N/A	**	**	**
Waynesburg, Pennsylvania	DAT Terminal	N/A	N/A	***†	***	***
Fairmont, West Virginia	DAP Terminal	N/A	N/A	***	***	***
Williamsport, Pennsylvania	DAP Terminal	N/A	N/A	***	***	***

*If the Term is extended pursuant to Section 7.1, Smart Sand and Buyer shall mutually agree on the tonnage allocations for the extended Term.
**Tonnages may be shipped to Steubenville upon the mutual written agreement of Smart Sand and Buyer.
†***of this amount shall constitute Flex Tons, the purchase of which may be deferred into Contract Years 4 and 5. If any Flex Tons are deferred, such tons may be delivered to Fairmont, West Virginia and Williamsport, Pennsylvania, subject to transloading availability.

(3)    Quarterly natural gas or propane surcharge adjustments, starting on the Effective Date, with details below:

Natural Gas Surcharge: A Natural Gas Surcharge will be applied if the Average Natural Gas Price (ANGP) as listed on WWW.EIA.DOE.GOV for the preceding calendar quarter is above the Bench Mark, set at $***per MMBTU, and shall be adjusted at the end of each calendar quarter for the duration of the Agreement. A surcharge of $*** per ton for every $*** per MMBTU increase for the ANGP for the preceding calendar quarter will apply in addition to the Base Price for all products. The calculation will be prorated, i.e., if the ANGP for a prior quarter averages $*** per MMBTU, the surcharge will be $*** per ton for the following quarter.
As an example, if the average of the monthly closes of NYMEX natural gas for January, February and March is $***, then $*** will be added to the applicable Base Price for April, May and June. Additionally, if the average of the monthly closes of NYMEX natural gas for April, May and June is $*** or less, then $*** will be added to the Base Price for July, August and September.
Propane Surcharge: A Propane Surcharge will be applied if the Average Quarterly Mont Belvieu, TX Propane Spot Price (AMBTX) as listed on WWW.EIA.GOV (http://www.eia.gov/dnav/pet/hist/LeafHandler.ashx?n=pet&s=eer_epllpa_pf4_y44mb_dpg&f=m) for the preceding calendar quarter is above the Bench Mark, set at $*** per gallon of Propane ((Month 1 Average + Month 2 Average + Month 3 Average)/3=AMBTX), and shall be adjusted at the end of each calendar quarter for the duration of the Agreement. A surcharge of $*** per ton for every $*** per gallon increase in the AMBTX for the preceding calendar quarter will apply in addition to the Base Price for all products. The calculation will be prorated, i.e., if the AMBTX for a prior quarter averages $*** per Gallon, the surcharge will be $*** per ton for the following quarter.
As an example, if the average of the monthly closes of Mont Belvieu, TX Propane Spot for January, February and March is $***/gallon, then $*** will be added to the applicable Base Price for April, May and June. Additionally, if the average of the monthly closes of AMBTX propane for April, May and June is $***/gallon or less, then $*** will be added to the Base Price for July, August and September.
Notwithstanding anything herein, the propane surcharge set forth above shall not apply during any time-period where Smart Sand does not use propane in connection with its performance of this Agreement.

(4)     The Contract Price is contingent upon shipment of unit trains having a minimum size of *** railcars. In the event that a shipment of Products to the applicable terminal will be less than *** railcars (“Railcar Underage”) and such Railcar Underage will result in a higher Contract Price for such shipment, then in such case, (x) if (and only if) Buyer approves the Contingency Notice (as defined below), the Contract Price shall be adjusted upwards by ***; and (y) Smart Sand shall notify Buyer in writing at least twenty-four (24) hours prior to such shipment departing from Smart Sand’s production facility (“Contingency Notice”), which Contingency Notice shall set forth ***, together with reasonable supporting documentation thereof. Within twenty-four (24) hours of its receipt of the Contingency Notice, Buyer may provide written notice to Smart Sand of Buyer’s election to (1) cancel the applicable shipment, (2) receive the applicable shipment and pay ***, or (3) add a number of additional railcars sufficient to eliminate the Railcar Underage. In the event that Buyer fails to provide such written notice to Smart Sand within such twenty-four (24) hour period, then in such case, Buyer shall be deemed to have cancelled the applicable shipment.
The Contract Price for delivery to the applicable terminal includes all of the rail freight charges and fees (excluding rail fuel surcharges) currently assessed by Smart Sand’s rail carriers for the shipment of Products (the “Base Rail Charge”). If following the date hereof, the Base Rail Charge is increased by any of Smart Sand’s rail carriers for the shipment of Products to the applicable terminal (such charge, the “New Rail Charge”), then, following Smart Sand’s provision of written notice and reasonable supporting documentation of such increase to Buyer, the Contract Price shall be adjusted by an amount equal to the difference between the New Rail Charge per ton and the Base Rail Charge per ton.
If Buyer disputes in good faith Smart Sand’s determination of whether the Base Price should be increased due to a New Rail Charge, or the amount of any such increase, Buyer may request that the determination be referred to a nationally recognized public accounting firm that is not then providing audit, tax or other services to either party. The parties shall promptly agree in good faith upon the identity of such accounting firm. Smart Sand shall provide the accounting firm with all relevant information regarding rail charges assessed by Smart Sand’s rail carriers for the shipment of Products, which shall be confidential and shall not be shared with Buyer or any third party. Buyer shall provide the accounting firm with the relevant information about its Product purchases. After reviewing such information, the accounting firm shall render its determination of whether Smart Sand may increase the Base Price and if so, what the appropriate change shall be. Such accounting firm’s determination shall be conclusive, absent manifest error. The parties shall share equally the cost of the accounting firm’s services.
(5)    Buyer shall pay for all rail fuel surcharges imposed by Smart Sand’s rail carriers.